INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JANUARY 15, 2021 TO THE PROSPECTUSes DATED AUGUST 28, 2020
AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2020,
AS REVISED SEPTEMBER 30, 2020, OF:
Invesco CleantechTM ETF (PZD)
(the “Fund”)
Important Notice Regarding Changes in the Name, Investment Objective, Underlying Index, Index Provider, Principal Investment Strategy, and Non-Fundamental Policy of the Fund
At a meeting held on December 15, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust approved changes to the name, investment objective, principal investment strategy, index provider, underlying index, and non-fundamental policy of the Fund. These changes will be effective as of the close of markets on March 24, 2021 (the “Effective Date”).
Therefore, as of market close on the Effective Date, the following changes will occur:
1.) Name Change. The Fund’s name will change, as set forth in the table below:
Current Fund Name	New Fund Name
Invesco CleantechTM ETF	Invesco MSCI Sustainable Future ETF
2.) Underlying Index and Index Provider Change. MSCI Inc. will become the index provider for the Fund and a new underlying index (the “New Underlying Index”) will replace the current underlying index, as set forth in the table below:
Current Underlying Index	New Underlying Index
The Cleantech IndexTM	MSCI Global Environment Select Index
3.) Investment Objective Change. The Fund’s new investment objective will be to track the investment results (before fees and expenses) of the New Underlying Index.
4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the securities of companies that comprise its New Underlying Index.
5.) Description of New Underlying Index. The Underlying Index is a custom index comprised of companies that the index methodology has determined focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources. The Underlying Index is designed to maximize exposure to the following six themes that impact the environment ("Environmental Impact Themes"): alternative energy, energy efficiency, green building, sustainable water, pollution prevention and control, and sustainable agriculture. The Underlying Index is rebalanced quarterly.
6.) Non-Fundamental Investment Policy Change. The Fund’s non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its total assets in the particular types of securities, and/or in securities of companies in the particular industries or economic sectors, that are suggested by the Fund’s name (e.g., clean technology companies) is deleted.
Please Retain This Supplement For Future Reference.
P-PZD-SUMSTATSAI-SUP 011521